UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 29, 2005
                                                        -----------------


                              PEOPLES BANCORP INC.
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             (Exact name of Registrant as specified in its charter)

            Ohio                    0-16772                 31-0987416
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(State or other jurisdiction    (Commission File         (I.R.S. Employer
      of incorporation)             Number)           Identification Number)


          138 Putnam Street, PO Box 738
                  Marietta, Ohio                             45750
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     (Address of principal executive office)              (Zip Code)


Registrant's telephone number, including area code: (740) 373-3155
                                                    ---------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 29, 2005, the Compensation Committee of the Board of Directors of Peoples Bancorp Inc. ("Peoples") approved the acceleration of the vesting schedule with regard to all unvested stock options previously granted to employees of Peoples and its subsidiaries, including executive officers of Peoples, and subsidiary directors pursuant to Peoples' various stock option plans. Except for the acceleration of vesting, these options will continue to be governed by their original terms and conditions. As a result of the vesting acceleration, options to purchase an aggregate of 161,514 common shares of Peoples became exercisable as of December 29, 2005. Vesting of these options was to occur over the next six years, with the majority previously scheduled to vest in 2006. No unvested options held by the directors of Peoples were accelerated, and such options will vest based on their original vesting schedule in accordance with the applicable stock option plan. Included in the options for which the vesting was accelerated were options held by the following executive officers of Peoples:

                                                       Aggregate Number
                                                          of Options
          Officer                                         Accelerated
          -------                                         -----------
          David B. Baker (a)                                 6,711
          Mark F. Bradley                                    7,526
          John W. Conlon                                     8,227
          Larry E. Holdren                                   8,206
          Carol A. Schneeberger                              8,017
          David T. Wesel (a)                                 2,425
          Joseph S. Yazombek                                 8,847

          (a) As previously reported, effective January 1, 2006, David B. Baker no longer serves as an executive officer of Peoples and David T. Wesel became an executive officer of Peoples.

Since Peoples currently accounts for its stock options in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", Peoples will record a one-time, non-cash compensation expense of approximately $122,000, or less than a penny per diluted share after-tax, in the fourth quarter of 2005 due to the acceleration of these stock options. On January 1, 2006, Peoples will adopt Statement of Financial Accounting Standards No. 123, "Share-Based Payment" ("SFAS 123(R)") and will begin recording the cost of stock options in the consolidated financial statements based on their fair value. While the impact of adopting Statement 123(R) on Peoples' financial statements will depend on the method of adoption, the level of stock-based compensation awards and the valuation method selected by management, the acceleration of these unvested options is expected to reduce the amount of compensation expense that otherwise would have been recorded by Peoples in future periods under SFAS 123(R).

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PEOPLES BANCORP INC.



Date:  January 3,  2006         By:/s/ MARK F. BRADLEY
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                                       Mark F. Bradley
                                       President and Chief Executive Officer